1 Exhibit 99.1 Simulations Plus Announces Expiration of Hart-Scott-Rodino Waiting Period for Pending Acquisition by Altaris RESEARCH TRIANGLE PARK, NC, August 13, 2026 – Simulations Plus, Inc. (Nasdaq: SLP) (“Simulations Plus” or the “Company”), a global leader in model-informed and AI-accelerated drug development that advances biopharma innovation, announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the Company's previously announced acquisition by Altaris, LLC. The expiration of the HSR waiting period satisfies one of the regulatory conditions necessary for the completion of the transaction. The transaction remains subject to the satisfaction or waiver of other customary closing conditions, set forth in the merger agreement, including approval by Simulations Plus shareholders and receipt of certain regulatory approvals in France. Subject to the satisfaction or waiver of the remaining closing conditions, the transaction is currently expected to close in the second half of calendar 2026. About Simulations Plus, Inc. Simulations Plus is a global leader in model-informed and AI-accelerated drug development. We create value for our clients by accelerating the discovery, development, and commercialization of pharmaceuticals and other products through innovative science-based software and consulting solutions. For more information, visit www.simulations-plus.com. About Altaris Altaris is an investment firm with an exclusive focus on acquiring and building companies in the healthcare industry. Since its inception in 2003, Altaris has invested in more than 50 companies across a range of healthcare subsectors, with a consistent goal of delivering value to the healthcare system and generating attractive financial returns for investors. Altaris is headquartered in New York City and manages $9+ billion of equity capital. For more information, please visit www.altariscap.com. Forward-Looking Statements This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the Merger, including the expected timing and closing of the Merger; the Company’s ability to consummate the Merger; the expected benefits of the Merger and other considerations taken into account by the Board of Directors of the Company in approving the Merger; and the amounts to be received by shareholders and expectations for the Company prior to and following the closing of the Merger, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are

2 subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed Merger; (ii) the risk that a condition of closing of the proposed Merger may not be satisfied or that the closing of the proposed Merger might otherwise not occur; (iii) the risk that a regulatory approval that may be required for the proposed Merger is not obtained or is obtained subject to conditions that are not anticipated; (iv) the diversion of management time on transaction-related issues; (v) risks related to disruption of management time from ongoing business operations due to the proposed Merger; (vi) the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of the Company Common Shares; (vii) the risk that the proposed Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers; (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (ix) the risk that competing offers will be made; (x) unexpected costs, charges or expenses resulting from the Merger; (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xii) worldwide economic or political changes that affect the markets that the Company’s businesses serve, which could have an effect on demand for the Company’s services and impact the Company’s profitability; (xiii) effects from global pandemics, epidemics or other public health crises; (xiv) changes in the pharmaceutical, biotechnology and regulatory environment that affect demand for the Company’s software and services, including changes in drug development activity or regulatory requirements applicable to simulation and modeling software; (xv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability; (xvi) changes in international trade agreements, including tariffs and trade restrictions; (xvii) cybersecurity vulnerabilities; (xviii) foreign currency volatility; (xix) retention of key employees; and (xx) outcomes of legal proceedings, claims and investigations. The Company cautions that the foregoing list of factors is not exhaustive. Additional information concerning these and other risk factors is contained in the Company’s most recently filed Annual Report on Form 10-K for the year ended August 31, 2025 and subsequently filed Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings, as such filings may be amended from time to time. All of the forward-looking statements made by the Company contained in this communication and all subsequent written and oral forward- looking statements concerning the Company, the Merger or other matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statement above. If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, reliance should not be placed upon the forward-looking statements. Investor Relations Contact: Lisa Fortuna Financial Profiles 310-622-8251 slp@finprofiles.com